Exhibit 99.1

Jefferies Conference David Hess – Interim Chief Executive Officer August 8, 2017

Important Information

Forward–Looking Statements

This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as "anticipates," "believes," "could," "estimates," "expects," "forecasts," "goal," "guidance," "intends," "may," "outlook," "plans," "projects," "seeks," "sees," "should," "targets," "will," "would," or other words of similar meaning. All statements that reflect Arconic's expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts and expectations relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic's strategies, outlook, business and financial prospects; and statements regarding potential share gains. These statements reflect beliefs and assumptions that are based on Arconic's perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (d) changes in discount rates or investment returns on pension assets; (e) Arconic's inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) any manufacturing difficulties or other issues that impact product performance, quality or safety; (h) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation, which can expose Arconic to substantial costs and liabilities; and (l) the other risk factors summarized in Arconic's Form 10-K for the year ended December 31, 2016, Arconic's Form 10-Q for the quarter ended June 30, 2017 and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

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Important Information (continued)

Non-GAAP Financial Measures

Some of the information included in this presentation is derived from Arconic's consolidated financial information but is not presented in Arconic's financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered "non-GAAP financial measures" under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management's rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. Unless otherwise indicated, Arconic has not provided a reconciliation of the forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization), adjusted EBITDA margin, RONA (Return on Net Assets), adjusted net income, adjusted EPS (earnings per share) and FCF (Free Cash Flow) to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Any reference to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix.

Background and Other Information

On November 1, 2016, Alcoa Inc. separated into two standalone companies – Arconic Inc. (the new name for Alcoa Inc.) and Alcoa Corporation ("Alcoa Corp.). The pre-separation historical results for the businesses that now comprise Alcoa Corp. – the former Alcoa Inc. Alumina and Primary Metals segments along with the rolling mill operations in Warrick, Indiana and Saudi Arabia, which were previously part of the Global Rolled Products (GRP) segment – are presented as discontinued operations in Arconic's financial results for all periods.

Tennessee Packaging – Arconic expects to fully exit the North America packaging business at its Tennessee operations following the expiration of the Toll Processing and Services Agreement (the "Processing Agreement") with Alcoa Corp. on December 31, 2018, unless sooner terminated by the parties. Pursuant to the Processing Agreement, dated as of October 31, 2016, Arconic provides can body stock to Alcoa Corporation, using aluminum supplied by Alcoa Corp.

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Overview 4 2016 Revenue: $12.4B 3 2016 EBITDA: $1.7B 4 1) 2016 third party revenue by market excludes discontinued operations 2) Includes brazing and automotive sheet 3) Includes Tennessee Packaging revenues of ~$552M in 2016 4) Excludes $193M of separation costs See Appendix for Reconciliations 4% 10% 11% 11% 10% 11% 4% 15% 24% Commercial Aero Engines Commercial Airframes Defense Aero Automotive (2) Industrial & Other Packaging 2016 Revenue By End - Market (1) Commercial Transportation Industrial Gas Turbines Building and Construction

Focused on our key priorities to drive EBITDA growth 5 Organic growth above market Capturing value through innovation Cost reduction Capital efficiency 2017 Outlook 1 Organic Revenue 2 +3% to +6% YoY EBITDA $ 3 +6% to +9% YoY EBITDA % 3 ~14.5% +~80 bps YoY Adjusted EPS 3 (~470M shares) $1.15 - $1.20 FCF $350M+ RONA 3 ~9% 1) Current 2017 Assumptions: LME cash = $1,878/MT 2) Represents revenue adjusting for Tennessee Packaging. Including Tennessee Packaging: 0% to 2% YoY. Tennessee Packaging revenu es decline ~$402M from 2016 to 2017 due to the impact of the Processing Agreement and planned ramp - down (2016 = $552M, 2017 = ~$150M) 3) Excludes $18M of separation costs and $58M of Proxy, Advisory & Governance - Related Costs; Adjusted EPS and RONA also exclude $76 M early debt tender cost in 2017 See Appendix for Reconciliations

Aero & Defense growing in - line with the market in 2017 6 ~2 - 3% 2017E 5.4 to 5.5 2016 5.3 Global Aerospace Market Up 2 - 3% Commercial Aero Engine Defense Aero Commercial Airframe • Next - gen. engine growth • Incr. ARNC content on new engines • Destocking • Select wide - body declines • F - 35 • Other Arconic Aerospace Revenue ($B)

Automotive business surpasses its market in 2017 7 Market ARNC +18% to +20% - 3% to +1%

Commercial Transportation growing above the market in 2017 8 0% to +3% ARNC +7% to +9% Market 1 1) North America and Europe

Engineered Products & Solutions (EP&S): Broad portfolio 9 2016 Revenue: $5.7B 33% 13% Power and Propulsion 36% Fastening Systems and Rings 18% Forgings and Extrusions Titanium and Engineered Products ▪ ~70% of revenues from #1 or #2 market positions ▪ 75% of revenue in Aerospace

EP&S: Strong Aero Engine growth 10 LeapX CFM 56 V2500 PW 1100G Trent 7000 Trent 700 CF6 GEnx 1B GE9X GE90 +82% +35% +72% +27% Indexed to Current Generation Current generation New generation +103% Aero Engine Shipset Revenues 1 New Aero Engine Introductions 1) Aero engines shown represent ~88% of total Large Commercial Aircraft engines installs in 2017 through 2020 on a unit basis (A rco nic estimate). Note: Large Commercial Aircraft build rates account for a majority of Arconic aerospace revenue with the balance driven by af ter market, defense, regional jets, business jets, etc. 2010 2015 2020 2025 Wide - body platforms Narrow - body platforms Tr XWB - 84 [A350 - 900] GE9X [777 - X] Tr 1000 TEN [787 - 10] Tr 7000 [A330neo] PW1100G [A320neo] PW1500G [CSeries] LEAP - 1A [A320neo] LEAP - 1B [737MAX] PW1400G [MC - 21] PW1700G [E2 - /175 ] GEnx - 2B [747 - 8] GEnx - 1B [787] LEAP - 1C [C919] PW1200G [MRJ] Tr 1000 [787] PW1900G [E - 2/190] Tr XWB - 97 [A350 - 1000]

Global Rolled Products (GRP): Aligned with growing markets 11 ▪ ~85% of revenues from #1 or #2 market positions ▪ #1 or #2 market positions in Aero, NA Auto, NA Brazing 11% Regional Specialty - Packaging and Other 21% Industrial 17% Commercial Transportation 7% Brazing 8% Automotive 17% Aerospace 19% Tennessee Packaging 2016 Revenue: $4.9B

GRP: Increasing aluminum penetration driving growth 12 Al Lbs. / Vehicle Source: “Aluminum Content in North American Light Vehicles 2016 to 2028,” published by Ducker Worldwid e, July 2017 ARNC Auto Sheet Revenues Aluminization 466 397 340 2015 2020 3% CAGR 2010 $ 648 M 2010 $ 1,300 M 2015 2018E 26% CAGR $ 76 M

Transportation and Construction Solutions (TCS): Strong brands 13 Building and Construction Systems 56% Wheel and Transportation Products 38% 6% Latin America Extrusions ▪ ~80% of revenues from #1 or #2 market positions 2016 Revenue: $1.8B

TCS: Strong growth underpinnings 14 Wheel and Transportation Products Building and Construction Systems Building and Construction Systems Global Al Wheel vs. Steel Wheel Market Share % ($ Value) 1 Source: (1) Internal projection – AWTP marketing; (2) United Nations (esa.un.org); (3) World Green Building Trends 2016, Dodge Data & Analytics 0% 10% 20% 30% 40% 50% 60% 1990 2000 2010 2015 2020 >2x % percentage of firms expecting to have more than 60% of their projects certified green 3 ~2x 2018 37% 2015 18% 2050 66% 2030 60% 2015 54% % of population in urban areas 2

Product, material, and process innovation 15 ▪ Half the weight of nickel - based low - pressure turbine blades Ergo - Tech® and Ergo - Tech® 2 Fastening Systems ▪ One - sided installation reduces customer assembly costs ▪ Higher fatigue strength Titanium Aluminide Very Thick Plate Stretcher ▪ 17% - 75% larger plate than the competition 1 ▪ Enables single - piece replacement of multi - piece components ▪ Improved machinability 1) Comparison on alloy 7050

Additive manufacturing: Unique capabilities

New Material Discovery



- >20 patents on Al, Ti and Ni alloys
- ~$40M invested in powder pilot-scale development

Direct Manufacturing



- Capabilities across all technologies
- Awarded contracts for Ti and Ni Aerospace parts

Indirect and Hybrid Manufacturing



- Indirect mfg. reduces development time and cost by >50%
- Hybrid mfg. combines additive with advanced conventional mfg.
  - E.g., Ampliforge™ & Hybrid Aero Engine Rings and Castings

Post Print Processing and Qualification



Unique capabilities in:

- Thermal-mechanical processing
- Inspection and certification
- Hot isostatic pressing and metallic surfaces

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Cost savings: SG&A - to - Revenues below most peers 1 , work will continue 17 5.4% 35% 30% 25% 20% 15% 10% 5% 0% Peer 3 Peer 2 Peer 1 Peer 13 Peer 12 Peer 10 ARNC 2017E Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 11 30% 25% 20% 15% 10% 5% 0% ~6% Peer 8 Peer 7 Peer 6 Peer 2 Peer 13 EP&S 2017E Peer 11 TCS 2017E ~9% Peer 3 GRP 2017E ~3.5% Peer 10 Peer 12 EP&S GRP TCS Arconic Source: S&P Capital IQ, public filings 1) For comparability, peer data represents 2015 data due to data availability

Cost Savings: Low - Cost Country Sourcing 18 Mexico Hungary Morocco China Facility Expansion New Production Lines New Facility Facility Expansion 35% 2016 2020 E 19% % of sales with content from low - cost locations 1 EP&S business unit 18

Cost Savings: Manufacturing process improvements 19 2016 Gross Cost Reduction Savings Process Savings Procurement Savings Overhead Reduction $355M $284M $71M $710M Total Productivity ~45% Flow to Net Savings Examples ▪ $38M in annual savings from closed loop scrap processing at TCS ▪ $6M in annual savings from increased revert utilization at EP&S – ATEP ▪ $7M incremental EBITDA from scrap reductions at GRP

400 - 500 Basis Point Improvement in Return on Net Assets 1 20 1) Adjusted for special items 2) Impact from Alcoa Corp. retained interest monetization not included See Appendix for Reconciliations 2019 E 11% – 12% 2017 E 9% 2016 7.1% 1 Targets 2 +400 – 500 bps +400 – 500 bps Action Plan ▪ Net Income gains ▪ Days Working Capital improvement ▪ CapEx management ▪ Overhead efficiencies

Summary 21 EBITDA ($M) Revenue ($B) 12.4 Mid – single digit CAGR 1 2017E 2,3 2016A 12.3 - 12.7 2017E 2,4 1,810 – 1,860 2016A 1,702 Double - digit CAGR 2019E 5 as of 2016 Investor Day 2019E 5 as of 2016 Investor Day 1) 2016 through 2019 CAGR determined by applying the 7% - 8% 2017 through 2019 CAGR range originally presented at Arconic’s 2016 Investor Day to the original 2017 revenue guidance range of $11.8B to $12.4B 2) Current 2017 Assumptions : LME cash = $1,878/MT 3) Tennessee Packaging revenues decline ~$402M from 2016 to 2017 due to the impact of the Processing Agreement and planned ramp - dow n (2016 = $552M, 2017 = ~$150M) 4) Excludes $18M of separation costs and $58M of Proxy, Advisory & Governance - Related Costs; Adjusted EPS and RONA also exclude $76 M early debt tender cost in 2017 5) 2019 assumptions: LME cash $1,750/MT, 1.00 EUR = 1.11 USD, 1.00 GBP = 1.31 USD. See Appendix for Reconciliations

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Reconciliation of Arconic Adjusted EBITDA and Adjusted EBITDA Excluding Special Items

($ in millions)	2016
Net loss attributable to Arconic	$(941)
Discontinued operations [1]	(121)
Loss from continuing operations after income taxes and noncontrolling interests	(1,062)
Add:	
Provision for income taxes	1,476
Other income, net	(94)
Interest expense	499
Restructuring and other charges	155
Provision for depreciation and amortization	535
Arconic adjusted EBITDA	$1,509
Special items:	
Separation costs	193
Arconic adjusted EBITDA excluding special items	$1,702
Sales	$12,394
Arconic adjusted EBITDA margin	12.2%
Arconic adjusted EBITDA margin excluding special items	13.7%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Additionally Adjusted EBITDA, excluding special items, is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Arconic excluding the impacts of special items, such as costs associated with the separation of Alcoa Inc. and proxy, advisory and governance-related costs (collectively, "special items"). This measure provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations excluding the impact of such costs.

[1] On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1 percent of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations for all periods presented prior to November 1, 2016.

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Reconciliation of Return on Net Assets (RONA)

(in millions)

	2016[1]
Net loss attributable to Arconic	$(941)
Discontinued operations[1]	(121)
Special items[2]	1,567
Net income attributable to Arconic – as adjusted	$505
Annualized net income attributable to Arconic-as adjusted	
Net Assets:	
Add: Receivables from customers, less allowances	$974
Add: Deferred purchase program[3]	83
Add: Inventories	2,253
Less: Accounts payable, trade	1,726
Working Capital	1,584
Properties, plants, and equipment, net	5,494
Net assets - total	$7,078
RONA	7.1%

Return on net assets (RONA) is a non-GAAP financial measure. RONA is calculated as Net income attributable to Arconic – as adjusted divided by Working capital and Net PP&E. Management believes that this measure is meaningful to investors as RONA helps management and investors determine the percentage of net income the company is generating from its assets. This ratio tells how effectively and efficiently the company is using its assets to generate earnings.

[1] On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1% of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations in all periods presented.

[2] See Reconciliation of Adjusted Income for a description of special items for year ended December 31, 2016.

[3] The Deferred purchase program relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis. Arconic is adding back the receivable for the purposes of the Working capital calculation.

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Reconciliation of Adjusted Income

(in millions, except per-share amounts)	Income		Diluted EPS[6]	
	Year ended		Year ended	
	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016
Net loss attributable to Arconic	$(322)	$(941)	$(0.93)	$(2.31)
Discontinued operations[1]	165	(121)		
Special items[2]:				
Restructuring and other charges	214	155		
Discrete tax items[3]	216	1,290		
Other special items[4]	39	196		
Tax impact[5]	(14)	(74)		
Noncontrolling interests impact[5]	-	-		
Net income attributable to Arconic – as adjusted	$298	$505	$0.54	$0.98

Net income attributable to Arconic – as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Arconic excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, "special items"). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net loss attributable to Arconic determined under GAAP as well as Net income attributable to Arconic – as adjusted.

[1] On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1 percent of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations for all periods presented.

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Reconciliation of Adjusted Income, continued

(2) In the second quarter of 2016, management changed the manner in which special items are presented in Arconic's reconciliation of Adjusted Income. This change resulted in special items being presented on a pretax basis and the related tax and noncontrolling interest's impacts on special items being aggregated into separate respective line items. The special items for the year ended December 31, 2015 were updated to conform to the current period presentation.

(3) Discrete tax items include the following:

- for the year ended December 31, 2015, a charge for valuation allowances related to certain deferred tax assets in the U.S. and Iceland ($190) and a net charge for other valuation allowances and for a number of small items ($26); and
- for the year ended December 31, 2016, a charge for valuation allowances related to the November 1, 2016 separation (see Note 1 above)($1,267), a net charge for the remeasurement of certain deferred tax assets due to tax rate and tax law changes ($51), a net benefit for certain valuation allowances not associated with the separation ($18), and a net benefit for a number of small items ($10).

(4) Other special items include the following:

- for the year ended December 31, 2015, costs associated with the acquisitions of RTI International Metals and TITAL ($28), an impairment of goodwill related to the soft alloy extrusions business in Brazil ($25), costs associated with the planned separation of Alcoa ($24), a gain on the sale of land ($19), and a gain on the sale of an equity investment in a China rolling mill ($19); and
- for the year ended December 31, 2016, costs associated with the planned separation of Alcoa ($205), unfavorable tax costs associated with the redemption of company-owned life insurance policies ($100), a favorable adjustment to the contingent earn-out liability and a post-closing adjustment which both related to the November 2014 acquisition of Firth Rixson ($76), a favorable tax benefit related to the currency impacts of a distribution of previously taxed income ($49), and unfavorable tax costs associated with the sale of a U.S. subsidiary with book goodwill ($16).

(5) The tax impact on special items is based on the applicable statutory rates whereby the difference between such rates and Arconic's consolidated estimated annual effective tax rate is itself a special item (see footnote 2 above). The noncontrolling interests impact on special items represents Arconic's partners' share of certain special items.

(6) At a special meeting of Arconic common shareholders held on October 5, 2016, shareholders approved a 1-for-3 reverse stock split of Arconic's outstanding and authorized shares of common stock which became effective on October 6, 2016. All share and per share data for all periods presented have been updated to reflect the reverse stock split.

The average number of shares applicable to diluted EPS for Net loss attributable to Arconic common shareholders excludes certain share equivalents as their effect was anti-dilutive. However, certain of these share equivalents may become dilutive in the EPS calculation applicable to Net income attributable to Arconic common shareholders – as adjusted due to a larger and/or positive numerator. Specifically:

- for the year ended December 31, 2015, share equivalents associated with employee stock options and awards were dilutive based on Net income attributable to Arconic common shareholders – as adjusted, resulting in a diluted average number of shares of 424,628,747; and
- for the year ended December 31, 2016, share equivalents associated with both outstanding employee stock options and awards and shares underlying outstanding convertible notes related to the acquisition of RTI International Metals were dilutive based on Net income attributable to Arconic common shareholders – as adjusted, resulting in a diluted average number of shares of 453,118,372 (after-tax interest expense of $9 needs to be added back to the numerator since the convertible notes were dilutive).

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Reconciliation of Revenue Excluding Tennessee Packaging ($ in millions) 2016 2017E Arconic Sales - Arconic $12,394 $12,300 - $12,700 Sales – Tennessee Packaging 552 ~ 150 Arconic Sales excluding Tennessee Packaging $11,842 $12,150 - $12,550 Year - over - year change 3% - 6% Third - party sales excluding Tennessee packaging is a non - GAAP financial measure. Management believes that this measure is meani ngful to investors as it presents sales on a comparable basis for all periods due to the impact of the ramp - down and the Processing Agreement with Alcoa Corporation at the North America packaging business at its Tenne ssee operations. 27